Exhibit 99.1

Slide presentation to be used at analyst and shareholder meetings
Between May 1, 2004 and June 30, 2004

NYSE: RCI

FORWARD-LOOKING STATEMENTS Some of the information included in this presentation is forward-looking information and is given in reliance on the Safe Harbor provided by the Private Securities Litigation Reform Act. These forward-looking statements involve risks and uncertainties. Our actual results could differ materially from these forward-looking statements due to certain factors, including business and economic conditions. These and other risks and uncertainties are discussed in more detail in RCI's reports filed with the SEC, including our annual report on Form 10-K and our quarterly reports on Form 10-Q.

KEY INVESTMENT POINTS Strong U.S. market growth of 4-6% annually Predictable and recurring revenues Prudent capital structure and strong free cash flow De novo development Selective acquisition opportunities

RENAL CARE GROUP PROFILE Specialized provider of dialysis services Physician-driven heritage Strong regional market presence Conservative financial management Commitment to quality care drives value creation Improved medical outcomes Enhanced financial performance

DIALYSIS INDUSTRY

U.S. DIALYSIS PROVIDERS 300,000 patients 9% 18% 13% 3% 27% 15% 15% DaVita Renal Care Group Hospitals Other Independent Providers Independent Chain Providers Fresenius Gambro

COMPANY INFORMATION

LOCATIONS 30 states Mid-size markets Outpatient Dialysis Centers University Affiliations Corporate Office Nashville, Tennessee

GROWTH STRATEGY Expand within existing footprint - Organic growth - De novo development - Selective acquisitions Affiliate with excellent physicians Adhere to core competencies

OPERATING STRATEGY

OPERATING STRATEGY Optimal care drives superior financial results Clinical objectives aligned with financial interests Medical Advisory Board sets best practices Benchmarking across the Company Continuously improving outcomes Above industry average clinical outcomes

KT/V LEVELS % of Patients with Kt/V > 1.4 1996 1997 1998 1999 2000 2001 2002 2003 Q104 70.8 64.7 80.9 74.3 81.7 79.8 84.5 83.1 84.9

HEMATOCRIT Patients with Hct > 33% Goal of 75% 1996 1997 1998 1999 2000 2001 2002 2003 Q104 53.2 56.2 71.8 65.9 75.5 72.7 77.8 76.6 76.2

HOSPITALIZATION Hospital Days / Patient / Year * Based on latest annual data - 2001 National Average* 14.5

MORTALITY * Based on latest annual data - 2001 National Average* 23.3%

CLINICAL INITIATIVES

Physician — PCP — Nephrologist

Type of Patients



Diabetic
Hypertensive
CKD
ESRD
Options
Education
RightStart

RCG Approach

- With Nephrologists
  - Awareness
  - Education
- CKD Program
- Vascular Access
- Reduce Mortality
- Physician Value-Added Services
- Productivity/Work Redesign
- Case Management
  - Diabetes
  - RightStart
- Transplant

Renal Care Group

16

FINANCIAL INFORMATION

REVENUE TRENDS Revenue Per Treatment Four Quarter Rolling Revenue (Revenue in $ millions) $939 $964 $986 $787 1Q $826 2Q $864 3Q $903 4Q 2002 303 305 307 294 286 291 299 $1,005 1Q 2Q 3Q 4Q 2003 309 1Q03 1Q04 14.9% $242 $278 1Q 2004 313 $1,041

PAYOR MIX Private Medicare 49% 6% 5% 40% Medicaid Acute Revenue

EARNINGS PER SHARE 1Q03* $0.51* $0.63 1Q04 23.5% 1996 $0.42 1997 $0.57 1998 $0.84 1999 $1.12 2000 $1.31 2001 $1.52 2002 $1.82 2004E $2.12* $2.54 - $2.64 * Excluding the impact of retirement package of $0.07. 2003

CHALLENGES Medicare Managed Care Pricing Competition

MEDICARE BILL MSP No Change No Change AWP "Acquisition Cost" Carve Out 1.6% Composite Rate 0% EPO Carve Out "Acquisition Cost" 2004 2005

CORPORATE OBJECTIVES 2004 Revenues (in billions) $1.3 - $1.4 Earnings per share $2.54 - $2.64 Same-market treatment growth 4 - 6% Same-market revenue growth 5 - 7% Patients 30,000 - 31,000 Treatments (in millions) 4.1 - 4.3 Capital expenditures (in millions) $85 - $95 Acquisition target (patients) 1,000 - 1,500

FREE CASH PRIORITIES Share repurchase program De novo development

KEY INVESTMENT POINTS Strong U.S. market growth of 4-6% annually Predictable and recurring revenues Prudent capital structure and strong free cash flow De novo development Selective acquisition opportunities

NYSE: RCI -END-